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                                                                       EXHIBIT I





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 33-10790, 33-47308, 33-50209, 333-01681 and
333-04471.




Philadelphia, PA                                        Arthur Andersen LLP
   June 29, 1999



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